MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT ("Agreement") is entered into on this 1st day of August, 2012 (the “Effective Date”), by and between Altametrics Xformity, LLC, a Delaware limited liability company ("Altametrics"), and XFormity, Inc., a Texas corporation ("XFormity").

WHEREAS, XFormity, as Seller and Altametrics, as Buyer, have entered into an Asset Purchase Agreement dated effective August 1, 2012 (“APA”) pursuant to which Buyer desires to purchase, and Seller desires to sell, substantially all of the assets used in the conduct of the Business of Seller  (the "Purchase");

WHEREAS, XFormity, pending the Closing of the Purchase, desires to retain the services of Altametrics as Business Manager of XFormity during this interim period, and Altametrics is desirous of providing such services;

NOW THEREFORE, for valuable consideration, the parties do covenant and agree as follows:

1.

Capitalized Terms.  The capitalized terms used herein shall have the meaning ascribed to them in the APA unless said terms are specifically defined herein.

2.

Management Services.  Under the direction and control of the Board of Directors of XFormity, as hereinafter described, XFormity retains Altametrics as Business Manager of XFormity operations during the term of this Agreement, all in accordance with the provisions hereof.  Altametrics agrees to become the “Business Manager” of XFormity, and to perform the Services (as defined below) on behalf of XFormity, as hereinafter set forth.  In performing its services and responsibilities hereunder, Altametrics shall take instruction and direction from the Board of Directors of XFormity, or such other person as the Board of Directors of XFormity shall appoint or authorize in writing.

3.

Services Provided.  Altametrics shall, subject to the general supervision of XFormity’s Board of Directors, the terms and conditions hereof, and the limitations of XFormity's ByLaws and Articles of Incorporation and applicable law, perform, in Altametrics’ reasonable discretion and determination, at XFormity's expense, all desirable or necessary business functions for and on behalf of XFormity, including specifically the following (collectively, the "Services"):

(a)

perform all XFormity contracts and commitments which form the subject matter of the Purchase;

(b)

implement and supervise XFormity's performance under existing contracts, and procure and perform new contracts on behalf of XFormity, in the ordinary and normal course of business;

(c)

accept and receive notes, drafts, checks, bills of exchange and commercial papers; purchase insurance; and supervise accounting, disbursing, and payroll services;

(d)

pay and discharge out of funds available therefor the accounts payable, notes, and other obligations and liabilities of XFormity;

(e)

furnish XFormity’s Board of Directors all pertinent reports and information with respect to the progress of XFormity’s business on a monthly basis;

(f)

employ personnel, as Altametrics deems in its discretion, required for XFormity operations, planning and administration pertaining to labor relations, salaries, wages, working conditions, hours of work, termination of employment, employee benefits, safety, recruiting, housing and related matters pertaining to such employees;

(g)

purchase, rent or otherwise acquire machinery, equipment and facilities for the conduct of the business of XFormity and sell, abandon or otherwise dispose of items of machinery, equipment or fixtures that are worn out, obsolete or no longer useful in the conduct of the business of XFormity;

(h)

purchase such materials, supplies and services as may be needed or required in connection with the operations of XFormity;

(i)

prepare and file with all appropriate governmental authorities any tax and other reports concerning operations of XFormity required by law;

(j)

disburse funds, to the extent available, for any taxes imposed on XFormity by virtue of its conduct of its business;

(k)

secure and maintain insurance covering insurable risks of XFormity, including risks growing out of personal injuries to or against its employees or others, risks of fire, and other risks ordinarily insured against in similar operations, and adjusting losses and claims pertaining to or rising out of such insurance;

(l)

comply with all laws applicable to XFormity by virtue of the operation of the business of XFormity, including particularly laws relating to safety requirements, working conditions, and compensation and benefits to employees;

(m)

apply to appropriate governmental bodies for permits, licenses and approvals necessary to accomplish the powers and duties of XFormity herein set forth and the filing of all reports and notices with such governmental bodies as are required by law;

(n)

keep full and accurate accounts of all business transactions entered into on behalf of XFormity;

(o)

prosecute and defend lawsuits, as necessary, to establish and protect the rights of XFormity or to establish or protect the validity of title to XFormity's real or personal property; and

(p)

Altametrics and XFormity shall jointly prepare quarterly capital and operating budgets for review with XFormity's Board of Directors at a business review meeting and upon request by the XFormity Board of Directors.

4.

Clients.

(a)

During the term hereof, any and all new client engagements obtained or procured by Altametrics shall be deemed XFormity clients and contracts or agreements for services shall be executed in the name of and inure to the benefit of XFormity.

(b)

Should this Agreement terminate prior to the consummation of the Purchase, then and in such event (i) all contracts signed during the term under the XFormity name for existing XFormity services shall be free of any claim of Altametrics, and (ii) all contracts signed under the XFormity name for services developed by Altametrics during the term shall remain the sole and separate property of XFormity, free of any claim of Altametrics.   XFormity shall indemnify, defend and hold harmless Altametrics from any future liability under client contracts which inure to XFormity following the termination hereof.

5.

Bank Account.

(a)

Altametrics shall establish a new XFormity bank account(s) (the "Bank Account") with such commercial financial institution as Altametrics may select subject to XFormity’s approval, which shall not unreasonably withheld, in which all revenues received from the operations of XFormity shall be deposited.  Altametrics shall not commingle any of the above described revenues with any funds or other property of XFormity.  The Bank Account shall require two (2) signatures:  one designee of Altametrics and one designee of XFormity.  From the revenues deposited into the Bank Account, Altametrics shall (i) reimburse itself twice monthly for all expenses incurred or paid by Altametrics in connection with performing the Services hereunder including, without limitation, expense for salaries, wages, taxes, travel, lodging and other expenses, (ii) pay itself the management fee provided for in paragraph 8(a) hereof subject to the terms and conditions thereof, and (iii) pay appropriate operating expenses with respect to the business.  Pending closing of the Purchase, all funds deposited into the Bank Account shall be deemed as sole and separate property of XFormity, free of any claim, lien or entitlement of Altametrics.  Upon closing and consummation of the APA, all funds remaining in the Bank Account on the closing date shall be deemed the property of XFormity and shall be paid to XFormity, reduced by the amount, if any, owed to Altametrics under the terms of this Agreement.

6.

Working Capital.  The parties recognize and agree that pending closing and consummation of the Purchase, operation of XFormity's business may require the infusion of additional working capital in order to satisfy short term obligations, trade payables and other liabilities necessary for continued operations.  To the extent that revenues received from operations and deposited into the Bank Account pursuant to Section 3 hereof are insufficient to meet such working capital requirements, Altametrics will advance sufficient funds to XFormity to satisfy its immediate working capital requirements to support the ordinary business operations(the "Advances").  XFormity shall have no obligation or liability to repay such Advances whether or not the parties successfully close upon the Purchase.  Furthermore, to the extent that Altametrics provides Advances for working capital, it shall not be required to make any other contributions for other tasks which Altametrics reasonably determines are not necessary to maintain ordinary business operations, including, without limitation, SEC compliance costs, or costs to meet the obligations of the APA.

7.

Board Approval.  At all times, in the performance of the duties and Services assigned to Altametrics in this Agreement, Altametrics shall act in the best interest of XFormity and exercise reasonable care and prudence in the carrying out of such Services, and undertakes a fiduciary duty to and on behalf of XFormity.  Altametrics shall not approve or undertake any of the following activities or transactions on behalf of XFormity without the express approval and consent of the Board of Directors of XFormity ("Board Consent"), which Board Consent is obtained at a lawfully-convened meeting of the Board of Directors of XFormity, and duly recorded in the minutes of said meeting executed by an appropriate officer of XFormity:

(a)

enter into any contract or commitment outside of the ordinary course of business of XFormity, which specifically includes, without limitation, contracts with a term in excess of thirty (30) days, or with a dollar value in money, goods, or services, in excess of Ten Thousand Dollars ($10,000.00);

(b)

enter into or execute promissory notes, debt instruments, liens, mortgages, or incur other liabilities not in the ordinary course of business of any kind;

(c)

employ or contract with any third party consultants or experts, including auditors, accountants, attorneys, and the like, unless the expense therefor does not exceed ten thousand dollars ($10,000.00);

(d)

sell, lease, encumber, pledge, or convey any of XFormity's assets or property, real or personal, tangible or intangible, outside of sales of production in the ordinary course of business; or,

8.

Key Employees.  In the performance of the Services assigned to Altametrics in this Agreement, Altametrics shall assign and make available such of its management and employees as are necessary in its judgment to perform the services required under this Agreement (“Altametrics Employees”).  Altametrics shall determine the authority and duties of the Altametrics Employees, and may discharge, suspend, or dismiss any of the Altametrics Employees.  Altametrics shall plan and administer all matters pertaining to labor relations, salaries, wages, working conditions, hours of work, termination of employment, employee benefits, safety, recruiting, and related matters pertaining to the Altametric Employees, at Altametric’s own expense and responsibility.  Altametric’s Employees assigned to XFormity pursuant to this Agreement shall at all times remain employees of Altametrics during their assignment to XFormity.  Altametrics shall be solely responsible for withholding and the payment of all Altametrics Employees' taxes, including, without limitation, Federal, State, and local income taxes, FICA contributions, and unemployment and Workers Compensation payments.  Each Altametrics employee assigned to XFormity shall be advised of, and consent to be bound by, the terms of this Agreement.

9.

Compensation.

In consideration of the Services to be rendered by Altametrics pursuant to this Agreement, Altametrics shall be entitled to receive the net income, if any, generated by the operations of XFormity during the term hereof (the "Compensation").  Such net income shall be calculated after allowance for depreciation, amortization and income taxes, and shall be calculated in accordance with generally accepted accounting principles consistently applied.

10.

Costs and Expenses.  Altametrics shall be entitled to reimbursement solely from the Bank Account for any and all costs or expenses incurred by it in connection with performing the Services hereunder, including, without limitation, expenses for wages and salary, payroll taxes, workers' compensation premiums, fringe benefits, travel, lodging, entertainment and other costs or expenses incurred in connection with its performance hereunder.  Such expenses shall be reimbursed twice monthly from the Bank Account in accordance with the provisions of paragraph 4 above. XFormity shall have no liability to make any such reimbursement from its corporate funds other than the Bank Account.

11.

Termination.

(a)

The term of this Agreement shall be commence upon the Effective Date hereof and continue until the earlier of (a) nine (9) months from the Effective Date, or (b) until the closing of the Purchase (the "Term"), or unless terminated pursuant to Section 11(b) or 11(c) below ("Termination").

(b)

XFormity may terminate this Agreement at any time for cause, which shall include, but not be limited to, the following:

(i)  Altametrics or any assigned employee engaging in fraud, misappropriation of funds, embezzlement, or other like conduct committed against XFormity;

(ii)  Altametrics' or any Altametrics Employee's material breach of this Agreement;

(iii)  the filing for protection, voluntarily or involuntarily, under the bankruptcy laws by Altametrics or the dissolution of Altametrics; or

(iv)

 an uncured material breach or default of the Definitive Asset Purchase Agreement by Altametrics.

In addition to, and not in lieu of terminating this Agreement, XFormity may exercise any alternative remedy for the breach at law or in equity including, without limitation, recovering its reasonable attorney's fees and costs of litigation.

(c)

Altametrics may terminate this Agreement for cause, which shall include, but not be limited to, the following:

(i)

XFormity or any of XFormity's employees materially breach this Agreement;

(ii)

the dissolution of XFormity,

(iii)

if Altametrics, in its reasonable judgment, determines that Xformity’s revenue does not meet its working capital requirements, or Altametrics has advanced more than $100,000 in Working Capital to Xformity to meet its business obligations, or

(iv)

if B-50.com, LLC (“B-50”) exercises its right of first refusal with respect to the Purchase in accordance with that certain non-exclusive license agreement between B-50 and Xformity dated January 2, 2007.

Upon Termination of this Agreement pursuant to this Section 11(c), all of Altametrics' obligations hereunder, including those of Altametrics Employees shall cease; provided, however, Altametrics’sole remedy for breach shall be the Compensation or expenses due it under Section 7 for Services performed to the date of Termination, plus its reasonable attorney's fees and costs of litigation.

12.

Indemnification.

(a)

XFormity agrees to indemnify, defend and hold harmless Altametrics, its agents and employees, from and against any claims, demands, obligations, liabilities or causes of action, of whatsoever kind or description, based upon any act or omission alleged to have been performed or omitted in connection with or arising out of the services to be performed under this Agreement.

(b)

 Altametrics agrees to indemnify, defend and hold harmless XFormity, its agents and employees, from and against any claims, demands, obligations, liabilities or causes of action, of whatsoever kind or description, based upon any act or omission alleged to have been performed or omitted in connection with or arising out of the services to be performed under this Agreement.

13.

Limitation of Liability.  THE CUMULATIVE LIABILITY OF ALTAMETRICS (INCLUSIVE OF ANY OR ALL OF ITS SHAREHOLDERS, EMPLOYEES AND AFFILIATED ENTITIES (AND SHAREHOLDERS AND EMPLOYEES OF SUCH AFFILIATED ENTITIES)) TO XFORMITY FOR DIRECT DAMAGES RELATING TO ANY AND ALL CLAIMS ARISING UNDER THIS AGREEMENT AND/OR THAT CERTAIN ASSET PURCHASE AGREEMENT EXECUTED BY THE PARTIES, NOTWITHSTANDING THE FORM IN WHICH ANY ACTION IS BROUGHT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE LIMITED TO $500,000.  TO THE MAXIMUM EXTENT PERMISSIBLE UNDER APPLICABLE LAW, ALTAMETRICS (INCLUSIVE OF ANY OR ALL OF ITS SHAREHOLDERS, EMPLOYEES AND AFFILIATED ENTITIES (AND SHAREHOLDERS AND EMPLOYEES OF SUCH AFFILIATED ENTITIES)) SHALL HAVE NO LIABILITY TO XFORMITY OR ANY OTHER THIRD PARTY FOR LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INDIRECT OR INCIDENTAL DAMAGES, BASED UPON A CLAIM OF ANY TYPE OR NATURE ARISING FROM THE TERMS OR PERFORMANCE OF THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE FOLLOWING:  CONTRACT, TORT (INCLUDING NEGLIGENCE), WARRANTY OR STRICT LIABILITY, OR CLAIMS ARISING FROM THE TERMINATION OR EXPIRATION OF THIS AGREEMENT EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.

Miscellaneous.

(a)

This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all previous communications, negotiations, and agreements whether written or oral.  This Agreement will be governed and construed in accordance with the laws of the State of California exclusive of its provisions on conflicts of laws.  The exclusive venue for litigating disputes hereunder shall be the State or Federal courts located in Orange County, CA.

(b)

Any amendment or modification or this Agreement shall be in writing and shall be signed by the parties.

(c)

If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement, and each such other provision shall to the full extent consistent with law continue in full force and effect.  If any provision of this Agreement should be invalid in part, such invalidity shall in no way affect the rest of such provision, which shall, together with all other provisions of this Agreement, to the full extent consistent with law, continue in full force and effect.

(d)

All notices, requests, demands, and other communications hereunder in writing and shall be delivered personally or sent by first class registered or certified mail, overnight courier service, or telecopy as follows:

If to XFormity, to:

XFormity,  Inc.
Attention:  Chris Ball

4100 Spring Valley Road

Suite 800

Dallas, TX 75244

Telephone:

(972) 661-1200

With a copy to:

Clifford L. Neuman, P.C.

Attn:  Clifford L. Neuman, Esq.

1507 Pine Street

Boulder, CO  80302

Telephone:  (303_449-2100

If to Altametrics:

Altametrics Xformity, LLC

Attn: Legal Dept

3191 Red Hill Ave

Suite 100

Costa Mesa CA 92626

or such other address or telecopy number as may be designated in writing by any party to the other parties hereto.  Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of telecopy confirmation, if sent by telecopy, one business day after delivery to an overnight courier service, or five days after mailing if sent by mail.

(e)

This Agreement shall be binding upon and shall inure to the benefit of, the parties hereto and their permitted successors and assigns.  This Agreement is a personal services contract, and it is expressly agreed that the rights and interests of Altametrics and Altametrics hereunder may not be sold, transferred, assigned, pledged, or hypothecated.

(f)

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been executed by the parties on the day and year first above written.

Altametrics Xformity, LLC

XFormity, Inc.

By:  ________________________

By:

Mitesh Gala

Chris Ball, President & CEO